                                                                    Exhibit 99.1

                                                           For Immediate Release

                   SL INDUSTRIES ANNOUNCES 2006 FOURTH QUARTER
                              AND YEAR-END RESULTS
                       ANNOUNCES STOCK REPURCHASE PROGRAM

      MT. LAUREL, NEW JERSEY,  March 26, 2007 . . . SL INDUSTRIES,  INC. (AMEX &
PHLX:  SLI) announced  today that its net income for the year ended December 31,
2006 was $3,553,000, or $.61 per diluted share. Net income for the year included loss from discontinued operations, after tax, of $3,307,000, or $.57 per diluted share. Income for the year from continuing  operations was $6,860,000,  or $1.18 per diluted share.  Discontinued operations include legacy costs associated with
businesses   divested  by  the  Company.   The  exceptionally   high  loss  from
discontinued  operations was attributable to a $2,480,000  reserve,  net of tax, which was recorded in the fourth  quarter in connection  with certain  estimated environmental  liabilities.  In addition to the environmental reserve,  relative earnings decreased by $.64 per diluted share,  compared to prior year, primarily as a result of an increase in the Company's  effective tax rate to 33%, from 19%
in 2005.

      For the year ended December 31, 2005, net income was $7,147,000,  or $1.25 per  diluted  share.  The net income for 2005  included  loss from  discontinued
operations  of  $473,000,  or $.08 per diluted  share.  Income  from  continuing operations for 2005 was $7,620,000, or $1.33 per diluted share.

      Net sales from continuing operations for 2006 were $176,773,000,  compared with net sales from continuing operations for 2005 of $126,873,000.

      The Company's  operating  segments recorded mixed results,  as compared to
2005.  With the  acquisition  of Ault  Incorporated  in January  2006,  SL Power
Electronics Corp. recorded net sales of $87,949,000, with income from operations of $6,316,000, compared with net sales of $43,233,000 and income from operations of $4,543,000 for 2005. With the acquisition of MTE Corporation in October 2006, the High  Power  Group  recorded  net sales of  $39,993,000,  with  income  from operations of $5,836,000, compared with net sales of $32,777,000 and income from operations of $4,911,000  for 2005. In 2006, SL Montevideo  Technology  recorded net sales of $25,704,000,  with income from  operations of $1,555,000,  compared with net sales of $28,085,000 and income from operations of $3,371,000 for 2005.
RFL Electronics  recorded net sales of $23,127,000,  with income from operations of $2,217,000, compared with net sales of $22,778,000 and income from operations of $2,284,000 for 2005.

      For the three months ended December 31, 2006, net loss was $1,148,000,  or
$.20 per diluted  share.  Loss from  discontinued  operations for the period was
$2,862,000, or $.49 per diluted share. Income from continuing operations for the period was $1,714,000, or $.29 per diluted share.

      For the three months ended December 31, 2005,  net income was  $1,667,000, or $.29 per diluted share. Loss from discontinued  operations for the period was
$74,000,  or $.01 per diluted share.  Income from continuing  operations for the period  was  $1,741,000,  or $.30 per  diluted  share.  Income  from  continuing operations  benefited by approximately $.06 per diluted share due to foreign tax credits recorded during the quarter.

      Net sales from  continuing  operations for the three months ended December
31, 2006 were $49,209,000, compared with net sales from continuing operations of
$31,060,000 for the same period last year.

      In addition,  the Company  announced  that on March 23, 2007, the Board of
Directors authorized the repurchase of up to 560,000 shares of its common stock.
Any repurchases would be made if and when management  considers  appropriate and in open market or negotiated transactions.

      James Taylor,  President  and Chief  Executive  Officer of SL  Industries,
commented, "2006 was a pivotal year for SL Industries. Despite the sharp decline in  reported  earnings,  the  Company  achieved  critical  goals to further  its strategic objectives.  Moreover,  the Company performed better than its earnings would indicate.  Earnings decreased  approximately $.67 per diluted share due to
(i) an  increase  in the  Company's  effective  tax rate  due to less  available foreign tax credits,  and (ii) a fourth  quarter  charge to address  anticipated environmental  liabilities  associated  with  discontinued  operations.  Pre-tax income from continuing operations,  which does not include these items, rose 9%, or $.15 per diluted share."

      "This year the Company accomplished several goals to accelerate its growth and  profitability.  The  acquisitions of Ault  Incorporated and MTE Corporation were successfully  completed and established a global platform for the Company's
Power   Electronics   Group,   which  now  enable  it  to  offer  wider  product
applications,  enhanced sales and design capabilities and low-cost manufacturing operations.  In addition,  this year we launched  several  initiatives to reduce costs and improve  processes at each  division.  Most notably,  we have begun to implement lean management principles  throughout the organization.  This process is  ongoing,  as it  requires a  wholesale  change in  business  procedures  and philosophy to  accelerate  process  times,  reduce  working  capital and improve customer service."

      "During 2006,  we also  restructured  SL Montevideo  Technology to refocus that business in its core markets for military and commercial  aerospace  motors and motion  controls and to transform its operations  from a low mix/high volume production  system to a high  mix/low  volume  model.  All of these  initiatives involve  short-term  direct and indirect  costs;  however,  we believe they will
ultimately  improve  the  Company's   competitive  position  and  its  financial
performance."

      Taylor  continued,  "At the same time,  the  Company did  experience  some difficulties  and market  challenges  during  the year.  Most  importantly,  our inability to complete the senior management team for the Power Electronics Group represented a significant  setback, and contributed to a sharp decline in Condor product  line  sales and  margin  during the  fourth  quarter.  To address  this weakness,  I have assumed  responsibilities as President of SL Power Electronics
Corp.  while we continue to search for new  leadership.  Recruiting  outstanding executives to fill these open positions is a high priority for 2007."

      "Also,  SL Montevideo  Technology  and RFL  Electronics  struggled  though difficult market conditions for most of 2006. At SL-MTI,  the abrupt deferral of certain high volume military  aerospace programs required a major downsizing and restructuring  of the  business.  RFL's  results were  affected by the continued
postponement  of a number of utility  system  upgrades  in North  America.  Each division experienced improved market demand in the second half and each reported its best results of the year in the fourth quarter."

      Taylor added,  "Last year all of the business segments  generated positive cash flows and recorded good returns on invested capital. SL's net cash provided by  operating  activities  from  continuing  operations  aggregated  $6,327,000, despite the  restructuring  initiatives  discussed  above.  Corporate  and other expenses,  which related to corporate  administration,  strategic management and
oversight,   capital  financing,  risk  management,   corporate  governance  and
controls,  legal and litigation  activities and public  reporting  expenses were
$4,871,000 for 2006, as compared to $4,911,000 for last year. Corporate expenses decreased  to 3% of net  sales  for the  year,  compared  to 4% of net sales for
2005."

      "Despite the  significant  accomplishments  achieved last year in creating long-term  shareholder  value, the market price of the Company's publicly traded shares experienced a sharp decline over the past five months. We believe that SL
Industries  common  stock  represents  an  outstanding  investment  opportunity.
Consequently,  the  Board of  Directors  recently  approved  a stock  repurchase
program.   To  maximize   shareholder  value,  we  will  aggressively   evaluate
opportunities  to repurchase  shares of the Company's  common stock,  as well as acquire strategic assets and invest in new product development."

      Taylor concluded, "Looking forward, we continue to see excellent long-term opportunities  in all of the Company's served markets through organic growth and acquisition.  While many of the plans referred to above must still be completed, the Company has  undertaken  the key first steps  necessary to take advantage of these opportunities."

      "The Board of Directors has  established  May 16, 2007 at 2:00 p.m. as the date and time of the 2007 Annual Meeting of  Shareholders  for  shareholders  of record on April 2, 2007.  We look forward to further  reporting on the Company's progress at that time."

ABOUT SL INDUSTRIES, INC.

      SL Industries, Inc. designs, manufactures and markets equipment and systems for industrial, medical, electric utility, aerospace and telecommunications applications. For more information about SL Industries,
Inc. and its products, please visit the Company's website at
www.slindustries.com

FORWARD-LOOKING STATEMENTS

      THIS PRESS RELEASE CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING STATEMENTS
WITHIN THE  MEANING OF THE  PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995.
THESE  STATEMENTS ARE BASED ON CURRENT  EXPECTATIONS,  ESTIMATES AND PROJECTIONS
ABOUT THE COMPANY'S  BUSINESS BASED, IN PART, ON ASSUMPTIONS MADE BY MANAGEMENT.
THESE  STATEMENTS  ARE NOT GUARANTEES OF FUTURE  PERFORMANCE  AND INVOLVE RISKS,
UNCERTAINTIES  AND ASSUMPTIONS THAT ARE DIFICULT TO PREDICT.  THEREFORE,  ACTUAL
OUTCOMES AND RESULTS MAY DIFFER  MATERIALLY FROM WHAT IS EXPRESSED OR FORECASTED
IN SUCH  FORWARD-LOOKING  STATEMENTS DUE TO NUMEROUS  FACTORS,  INCLUDING  THOSE
DESCRIBED  ABOVE AND THE  FOLLOWING:  THE  EFFECTIVENESS  OF THE COST  REDUCTION
INITIATIVES  UNDERTAKEN  BY THE  COMPANY,  CHANGES IN DEMAND  FOR THE  COMPANY'S
PRODUCTS,  PRODUCT MIX, THE TIMING OF CUSTOMER ORDERS AND DELIVERIES, THE IMPACT
OF  COMPETITIVE  PRODUCTS  AND  PRICING,  CONSTRAINTS  ON  SUPPLIES  OF CRITICAL
COMPONENTS,  EXCESS OR SHORTAGE OF PRODUCTION CAPACITY,  DIFICULTIES ENCOUNTERED
IN THE INTEGRATION OF ACQUIRED BUSINESSES AND OTHER RISKS DISCUSSED FROM TIME TO
TIME IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS AND REPORTS. IN
ADDITION,  SUCH  STATEMENTS  COULD BE  AFFECTED BY GENERAL  INDUSTRY  AND MARKET
CONDITIONS AND GROWTH RATES,  AND GENERAL  DOMESTIC AND  INTERNATIONAL  ECONOMIC
CONDITIONS.  SUCH FORWARD-LOOKING  STATEMENTS SPEAK ONLY AS OF THE DATE ON WHICH
THEY ARE MADE,  AND THE COMPANY DOES NOT UNDERTAKE ANY  OBLIGATION TO UPDATE ANY
FORWARD-LOOKING  STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES  AFTER THE DATE OF
THIS RELEASE.

CONTACT:
David R. Nuzzo
Chief Financial Officer
E-mail: david.nuzzo@slindustries.com
Phone: 856-727-1500, extension 5515

                               SL INDUSTRIES, INC.
                       SUMMARY CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                       December 31, December 31,
                                                           2006         2005
                                                           ----         ----
ASSETS
Current assets:
  Cash and cash equivalents                             $    757     $  9,985
  Receivables, net                                        31,184       16,436
  Inventories, net                                        21,090       14,570
  Other current assets                                     3,766        3,203
                                                        --------     --------
    Total current assets                                  56,797       44,194
                                                        --------     --------

  Property, plant and equipment, net                      12,132        8,754
  Intangible assets, net                                  30,020       11,388
  Other assets                                             7,594        5,978
                                                        --------     --------
    Total assets                                        $106,543     $ 70,314
                                                        ========     ========

LIABILITIES & SHAREHOLDERS' EQUITY
  Current liabilities                                   $ 29,286     $ 18,387
  Debt                                                    19,800         --
  Other liabilities                                        7,038        5,282
  Shareholders' equity                                    50,419       46,645
                                                        --------     --------
    Total liabilities and shareholders' equity          $106,543     $ 70,314
                                                        ========     ========

                                                         SL INDUSTRIES, INC.
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (In thousands, except per share amounts)

                                                                           Three Months Ended                Twelve Months Ended
                                                                              December 31,                      December 31,
                                                                          2006             2005             2006             2005
                                                                       ----------       ----------       ----------       ----------
                                                                               (Unaudited)

Net sales ......................................................       $  49,209        $  31,060        $ 176,773        $ 126,873
Cost and expenses:
  Cost of products sold ........................................          34,180           20,420          120,125           81,776
  Engineering and product development ..........................           3,153            2,295           12,300            9,367
  Selling, general and administrative ..........................           7,838            5,781           30,690           23,546
  Depreciation and amortization ................................             801              534            2,605            1,986
                                                                       ---------        ---------        ---------        ---------
Total costs and expenses .......................................          45,972           29,030          165,720          116,675
                                                                       ---------        ---------        ---------        ---------

Income from operations .........................................           3,237            2,030           11,053           10,198
Other income (expense):
  Amortization of deferred financing costs .....................             (22)             (25)             (88)            (485)
  Interest income ..............................................               5               87               35              216
  Interest expense .............................................            (292)            (137)            (744)            (522)
                                                                       ---------        ---------        ---------        ---------

Income from continuing operations before income taxe ...........           2,928            1,955           10,256            9,407

Income tax provision ...........................................           1,214              214            3,396            1,787
                                                                       ---------        ---------        ---------        ---------
Income from continuing operations ..............................           1,714            1,741            6,860            7,620
(Loss) from discontinued operations (net of tax) ...............          (2,862)             (74)          (3,307)            (473)
                                                                       ---------        ---------        ---------        ---------
Net income (loss) ..............................................       $  (1,148)       $   1,667        $   3,553        $   7,147
                                                                       =========        =========        =========        =========

BASIC NET INCOME (LOSS) PER COMMON SHARE                                   *                                                  *
  Income from continuing operations ............................       $    0.30        $    0.31        $    1.22        $    1.37
  (Loss) from discontinued operations (net of tax) .............           (0.51)           (0.01)           (0.59)           (0.09)
                                                                       ---------        ---------        ---------        ---------
  Net income (loss) ............................................       $   (0.20)       $    0.30        $    0.63        $    1.29
                                                                       =========        =========        =========        =========
DILUTED NET INCOME (LOSS) PER COMMON SHARE
  Income from continuing operations ............................       $    0.29        $    0.30        $    1.18        $    1.33
  (Loss) from discontinued operations (net of tax) .............           (0.49)           (0.01)           (0.57)           (0.08)
                                                                       ---------        ---------        ---------        ---------
  Net income (loss) ............................................       $   (0.20)       $    0.29        $    0.61        $    1.25
                                                                       =========        =========        =========        =========

Shares used in computing basic net income (loss)
  per common share .............................................           5,645            5,590            5,632            5,544
Shares used in computing diluted net income (loss)
  per common share .............................................           5,833            5,770            5,823            5,738

                                                        SL INDUSTRIES, INC.
                                       CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                                                           (In thousands)

                                                                           Three Months Ended               Twelve Months Ended
                                                                              December 31,                      December 31,
                                                                          2006             2005             2006            2005
                                                                       ---------        ---------        ---------        ---------
                                                                             (Unaudited)

Net income (loss) ......................                                $(1,148)         $ 1,667          $ 3,553          $ 7,147
Other comprehensive income (net of tax):
     Foreign currency translation ......                                      7             --                (19)            --
     Investments available for sale ....                                   --                121              (67)              67
                                                                        -------          -------          -------          -------
Comprehensive income (loss) ............                                $(1,141)         $ 1,788          $ 3,467          $ 7,214
                                                                        =======          =======          =======          =======

* Earnings per share does not total due to rounding.